LETTER OF TRANSMITTAL
                             TO TENDER SHARES OF THE
                   $3.75 SERIES B CONVERTIBLE PREFERRED STOCK

                                       OF

                                KINAM GOLD, INC.
                        PURSUANT TO THE OFFER TO PURCHASE
                             DATED FEBRUARY 20, 2002

                   THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE
                  AT MIDNIGHT, EASTERN TIME, ON MARCH 20, 2002,
                          UNLESS THE OFFER IS EXTENDED

                        The Depositary for the offer is:

                         ALPINE FIDUCIARY SERVICES, INC.


                  BY MAIL:                             BY FACSIMILE TRANSMISSION                           BY HAND:
                                                  (FOR ELIGIBLE INSTITUTIONS ONLY):
      Alpine Fiduciary Services, Inc.                                                            17 State Street - 28th Floor
  c/o Georgeson Shareholder Communications                  (201) 559-1162                            New York, NY 10004
                    Inc.                                                                              Attn: Mark Zimkind
               P.O. Box 2065                        CONFIRM FACSIMILE TRANSMISSION
            South Hackensack, NJ                            BY TELEPHONE:
                 07606-9974
                                                            (201) 460-2213


                                                        BY OVERNIGHT COURIER:

                                                          111 Commerce Road
                                                         Carlstadt, NJ 07072
                                                       Attn: Reorg. Department

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. DELIVERIES TO KINROSS OR KINAM WILL NOT BE FORWARDED TO THE DEPOSITARY AND THEREFORE WILL NOT CONSTITUTE VALID DELIVERY. DELIVERIES TO THE BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE VALID DELIVERY TO THE DEPOSITARY.

    PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL, INCLUDING THE ACCOMPANYING
      INSTRUCTIONS, CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL.


----------------------------------------------------------------------------------------------------------------------
                         DESCRIPTION OF SHARES TENDERED
                                            (SEE INSTRUCTIONS 2, 3 AND 4)
----------------------------------------------------------------------------------------------------------------------
       NAME(S) AND ADDRESSES OF REGISTERED HOLDER(S)
             PLEASE FILL IN EXACTLY AS NAME(S)                                   SHARES TENDERED
                APPEAR(S) ON CERTIFICATE(S)                        (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)
------------------------------------------------------------ ---------------------------------------------------------
                                                                CERTIFICATE      TOTAL NUMBER OF
                                                               NUMBER(S)(1)           SHARES
                                                                                  REPRESENTED BY
                                                                                  CERTIFICATE(S)
------------------------------------------------------------ ------------------ ------------------- ------------------




------------------------------------------------------------ ---------------------------------------------------------

This Letter of Transmittal is to be completed only (a) if certificates representing shares are to be forwarded herewith, or (b) unless an Agent's Message (as defined in the Offer to Purchase) is utilized, if delivery of shares is to be made by book-entry transfer to the account maintained by the Depositary at The Depository Trust Company (the "Book-Entry Transfer Facility").

Stockholders whose certificates for shares are not immediately available or who cannot deliver either the certificates for, or a Book-Entry Confirmation (as defined in the Offer to Purchase) with respect to, their shares and all other required documents to the Depositary on or before the Expiration Date (as defined in the Offer to Purchase), may nevertheless tender their shares pursuant to the guaranteed delivery procedure set forth in Instruction 2.

               (BOXES BELOW FOR USE BY ELIGIBLE INSTITUTIONS ONLY)
-------------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE
FOLLOWING:

         NAME OF TENDERING INSTITUTION:
                                        -----------------------------------
         ACCOUNT NO.:
                      -----------------------------------------------------
         TRANSACTION CODE NO.:
                               --------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
FOLLOWING:

         NAME(S) OF REGISTERED HOLDER(S):
                                          ---------------------------------
         DATE OF EXECUTION OF NOTICE OF GUARANTEED DELIVERY:
                                                             --------------
         NAME OF INSTITUTION THAT GUARANTEED DELIVERY:
                                                       --------------------

If delivery is by book-entry transfer, check box: [ ]

         NAME OF TENDERING INSTITUTION:
                                        -----------------------------------
         ACCOUNT NO.:
                      -----------------------------------------------------
         TRANSACTION CODE NO.:
                               --------------------------------------------
--------------------------------------------------------------------------------

            NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL CAREFULLY.

Ladies and Gentlemen:

The undersigned hereby tenders to Kinross Gold U.S.A., Inc., a Nevada corporation (the "Purchaser"), a wholly-owned subsidiary of Kinross Gold Corporation, an Ontario corporation ("Kinross"), the above-described shares of Kinam Gold's $3.75 Series B Convertible Preferred Stock, par value $1.00 per share, at $16.00 per share, payable to the seller in cash, without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase dated February 20, 2002, receipt of which is hereby acknowledged, and in this Letter of Transmittal which, together with the Offer to Purchase, as one or both are amended or supplemented from time to time, together constitute the "offer."

Subject to, and effective upon, acceptance for payment of the shares tendered in accordance with the terms and subject to the conditions of the offer (including, if the offer is extended or amended, the terms and conditions of the extension or amendment), the undersigned sells, assigns and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all shares tendered and orders the registration of all shares if tendered by book-entry transfer and irrevocably constitutes and appoints the Depositary as the true and lawful agent and attorney-in-fact of the undersigned with respect to the shares with full knowledge that the Depositary also acts as the agent of the Purchaser, with full power of substitution (the power of attorney being deemed to be an irrevocable power coupled with an interest), to:

         (1) deliver certificate(s) representing the shares or transfer ownership of the shares on the account books maintained by the Book-Entry Transfer Facility, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Purchaser upon receipt by the Depositary, as the undersigned's agent, of the purchase price with respect to the shares;
         (2) present certificates for the shares for cancellation or transfer on Kinam Gold's books; and
         (3) receive all benefits and otherwise exercise all rights of beneficial ownership of the shares all in accordance with the terms and subject to the conditions of the offer.

The undersigned represents and warrants to the Purchaser that:

         (1 the undersigned has full power and authority to tender, sell, assign and transfer the shares tendered hereby;
         (2) when and to the extent the shares are accepted for payment, the Purchaser will acquire good, marketable and unencumbered title to the tendered shares, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer of the shares, and the shares will not be subject to any adverse claims;
         (3) the undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary, the Purchaser or Kinam Gold to be necessary or desirable to complete the sale, assignment and transfer of the shares tendered;
         (4) the tender of shares complies with Rule 14e-4 promulgated under the Securities Exchange Act of 1934; and
         (5) the undersigned has read, understands and agrees to all of the terms of the offer.

The undersigned understands that tenders of shares pursuant to any one of the procedures described in the Offer to Purchase and in the instructions to this Letter of Transmittal will constitute the election by the undersigned to transfer the shares to the Purchaser upon the terms and subject to the conditions of the offer, subject to the right of withdrawal of the undersigned. The undersigned acknowledges that under no circumstances will the Purchaser pay interest on the purchase price, including, without limitation, by reason of any delay in making payment.

All authority conferred or agreed to be conferred in this Letter of Transmittal will survive the death or incapacity of the undersigned, and any obligation of the undersigned will be binding on the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

The name(s) and address(es) of the registered holder(s) should be printed, if they are not already printed above, exactly as they appear on the certificates representing shares tendered. The certificate numbers, the number of shares represented by the certificates and the number of shares that the undersigned wishes to tender, should be set forth in the appropriate boxes above.

All shares validly tendered and not withdrawn will be purchased, subject to the conditions of the offer, as described in the Offer to Purchase. The Purchaser will return all shares, which are, for whatever reason, not purchased.

The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, the Purchaser may terminate or amend the offer, or may postpone the acceptance for payment of, or the payment for, shares tendered, or may not be required to purchase any shares tendered, or may accept for payment fewer than all shares tendered.

The undersigned understands that only upon acceptance of shares by the Purchaser for payment will there exist a binding agreement between the undersigned and the Purchaser requiring the Purchaser to purchase the shares upon the terms and subject to the conditions of the offer.

Unless otherwise indicated under Special Payment Instructions, please issue the check for the purchase price of all shares purchased and/or return any certificates for shares withdrawn or not accepted for payment in the name(s) of the registered holder(s) appearing above under Description of Shares Tendered. Similarly, unless otherwise indicated under Special Delivery Instructions, please mail the check for the purchase price of all shares purchased and/or return any certificates for shares withdrawn or not accepted for payment (and any accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under Description of Shares Tendered. In the event that the boxes entitled Special Payment Instructions and Special Delivery Instructions are both completed, please issue the check for the purchase price of all shares purchased and/or return any certificates evidencing shares withdrawn or not accepted for payment (and any accompanying documents, as appropriate) in the name(s) of, and deliver the check and/or return any certificates (and any accompanying documents, as appropriate) to, the person(s) indicated. The undersigned recognizes that the Purchaser has no obligation, pursuant to the Special Payment Instructions, to transfer any shares from the name of the registered holder thereof if the Purchaser does not accept for payment any of the shares tendered.


-------------------------------------------------------------------------------
                                LOST CERTIFICATES
                               (SEE INSTRUCTION 9)

[ ] Please check here if certificates for part or all of your shares have been lost, stolen, misplaced or destroyed.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

To be completed ONLY if the check for the aggregate purchase price of shares purchased and/or certificates for shares withdrawn or not purchased are to be issued in the name of someone other than the undersigned.

Issue:   [   ] Check and/or
         [   ] Certificate(s) to:

Name:
     -------------------------------------------------------------------------
                                 (PLEASE PRINT)

Address:
        ----------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Taxpayer Identification or Social Security No.:
                                               -------------------------------
                                                       (SEE FORM W-9)
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          SPECIAL DELIVERY INSTRUCTIONS
                          (SEE INSTRUCTIONS 1, 5 AND 7)

To be completed ONLY if the check for the purchase price of shares purchased and/or certificates for shares not tendered or not purchased are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned's signature(s).

Mail:    [   ] Check and/or
         [   ] Certificate(s) to:

Name:
     -----------------------------------------------------------------------
                                 (PLEASE PRINT)
Address:
        --------------------------------------------------------------------
                               (INCLUDE ZIP CODE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                PLEASE SIGN HERE
                      (TO BE COMPLETED BY ALL STOCKHOLDERS)
                         (ALSO COMPLETE FORM W-9 BELOW)

-------------------------------------------------------------

-------------------------------------------------------------
SIGNATURE(S) OF OWNER(S)

Dated:                          , 2002
      --------------------------
Name(s):
        --------------------------------------------------------------------
                                 (PLEASE PRINT)
Capacity (full title):
                      ------------------------------------------------------
Address:
        --------------------------------------------------------------------
                                (INCLUDE ZIP CODE)
Area Code and Telephone No.:
                             -----------------------------------------------

(Must be signed by registered holder(s) exactly as name(s) appear(s) on share certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                            GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5.
                        TO BE COMPLETED ONLY IF REQUIRED
                             BY SUCH INSTRUCTIONS.)

Name of Firm:
             ---------------------------------------------------------------
Authorized Signature:
                     -------------------------------------------------------
Name(s):
        --------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity (full title):
                      ------------------------------------------------------
Address:
        --------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone No.:
                             -----------------------------------------------
Dated:                          , 2002
      --------------------------
-------------------------------------------------------------------------------

                                  INSTRUCTIONS
              FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

l. GUARANTEE OF SIGNATURES. No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Section, includes any participant in any of the Book-Entry Transfer Facility's system whose name appears on a security position listing as the owner of the shares) of shares tendered herewith, unless such registered holder(s) has completed either the box entitled Special Payment Instructions or the box entitled Special Delivery Instructions on this Letter of Transmittal or (b) if the shares are tendered for the account of an Eligible Institution. In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5. An Eligible Institution means (1) banks (as defined in Section 3(a) of the Federal Deposit Insurance Act, as amended); (2) brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers and government securities brokers (as defined in the Securities Exchange Act of 1934, as amended); (3) credit unions (as defined in
Section 19(b)(1)(A) of the Federal Reserve Act, as amended); (4) national securities exchanges, registered securities associations and clearing agencies (as used under the Securities Exchange Act of 1934, as amended); and (5) savings associations (as defined in Section 3(b) of the Federal Deposit Insurance Act, as amended), which, in each case, are members of an approved Signature Guarantee Medallion Program.

2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARE CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed if share certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if delivery of shares is to be made by book-entry transfer pursuant to the procedures set forth herein and in the Offer to Purchase. For a stockholder validly to tender shares pursuant to the offer, either (a) a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile of the Letter of Transmittal), together with any required signature guarantees, or an Agent's Message (in connection with a book-entry transfer) and any other required documents, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date and either (i) certificates for tendered shares must be received by the Depositary at one of its addresses prior to the Expiration Date or (ii) shares must be delivered pursuant to the procedures for book-entry transfer set forth herein and a Book-Entry Confirmation must be received by the Depositary prior to the Expiration Date or
(b) the tendering stockholder must comply with the guaranteed delivery procedures set forth herein.

Stockholders whose certificates for shares are not immediately available or who cannot deliver their certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot comply with the book-entry transfer procedures on a timely basis may tender their shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure.

Pursuant to the guaranteed delivery procedures, (a) the tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Company, must be received by the Depositary prior to the Expiration Date and (c) the certificates for all tendered shares, in proper form for transfer (or a Book-Entry Confirmation with respect to all tendered shares), together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile of the Letter of Transmittal), with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other required documents must be received by the Depositary within three American Stock Exchange trading days after the Expiration Date.

THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING CERTIFICATES FOR SHARES, THE LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING STOCKHOLDER. THE SHARES WILL BE DEEMED DULY DELIVERED ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

3. INADEQUATE SPACE. If the space provided in the box entitled Description of Shares Tendered above is inadequate, the certificate numbers and/or the number of shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

4. PARTIAL TENDERS WILL NOT BE ACCEPTED. All shares represented by a certificate that is delivered to the Depositary must be tendered. Requests for partial tenders will not be honored and, if requested, none of the shares represented by the certificate will be deemed to have been tendered.

5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the shares tendered hereby, the signatures(s) must correspond exactly with the name(s) as written on the face of the certificates for shares without alteration, enlargement or any change whatsoever.

If any of the shares tendered hereby are held of record by two or more persons, each person must sign this Letter of Transmittal.

If any of the shares tendered hereby are registered in different names on different certificates for shares, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or copies of the Letter of Transmittal) as there are different registrations of certificates for shares.

If this Letter of Transmittal is signed by the registered holder(s) of the shares tendered hereby, no endorsements of the certificates for transfer or separate stock powers are required unless payment of the purchase price is to be made to, or shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), in which case the certificate(s) for shares must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates. Signature(s) on any such certificates for shares or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

If this Letter of Transmittal is signed by a person other than the registered holder(s) of the shares tendered hereby, certificates for such shares must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on such certificate(s). Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

If this Letter of Transmittal or any certificate for shares or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, that person should so indicate when signing and must submit proper evidence satisfactory to the Company of the authority of such person so to act.

6. STOCK TRANSFER TAXES. Except as provided in this Instruction 6, no stock transfer tax stamps or funds to cover tax stamps need accompany this Letter of Transmittal. The Purchaser will pay or cause to be paid any stock transfer taxes with respect to the sale and transfer of any shares to it or its order pursuant to the offer. If, however, payment of the aggregate purchase price is to be made to, or shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), or if such shares are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.

7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check for the purchase price of any shares tendered hereby is to be issued in the name of, and/or any shares withdrawn or not purchased are to be returned to, a person other than the person(s) signing this Letter of Transmittal, or if the check and/or any certificates for shares withdrawn or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to an address other than that shown above in the box captioned Description of Shares Tendered, then the boxes captioned Special Payment Instructions and/or Special Delivery Instructions on this Letter of Transmittal should be completed.

8. IRREGULARITIES. All questions as to the number of shares to be accepted and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of shares will be determined by the Purchaser, in its reasonable discretion, which determination will be final and binding on all parties. The Purchaser reserves the absolute right to reject any or all tenders it determines not to be in proper form or the acceptance of or payment for which may, in the opinion of the Purchaser's counsel, be unlawful. The Purchaser also reserves the absolute right to waive any defect or irregularity in the tender of any particular shares or any particular stockholder. No tender of shares will be deemed to be validly made until all defects or irregularities have been cured or waived. None of the Purchaser, the Dealer Managers, the Depositary, the Information Agent or any other person is or will be obligated to give notice of any defects or irregularities in tenders, nor will any of them incur any liability for failure to give notice of any defects or irregularities.

9. LOST, STOLEN OR DESTROYED CERTIFICATES. If any certificate representing shares has been lost, stolen or destroyed, you should notify the Company's transfer agent, Computershare Trust, at 800-663-9097. You will then be instructed regarding the procedures to be followed in order to replace the certificate. This Letter of Transmittal and the related documents cannot be processed until the procedures for replacing lost, stolen or destroyed certificates have been followed.

10. FORM W-9 AND FORM W-8. Under the United States federal income tax backup withholding rules, 30% of the gross proceeds payable to a stockholder or other payee pursuant to the offer must be withheld and remitted to the United States Treasury, unless the stockholder or other payee provides such person's taxpayer identification number (employer identification number or social security number) to the Depositary and certifies that such number is correct, or unless another exemption applies. Therefore, each tendering stockholder that is a United States resident taxpayer must complete and sign the Form W-9 attached to this Letter of Transmittal so as to provide the information and certification necessary to avoid backup withholding, unless such stockholder otherwise establishes to the satisfaction of the Depositary that it is not subject to backup withholding. Certain stockholders (including, among others, all corporations and certain foreign stockholders (in addition to foreign corporations)) are not subject to these backup withholding and reporting requirements. In order for a foreign stockholder to qualify as an exempt recipient, that stockholder must submit an IRS Form W-8BEN, signed under penalties of perjury, attesting to that stockholder's foreign status. Such forms may be obtained from the Depositary.

11. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Any questions or requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal and other tender offer materials may be directed to the Information Agent at its telephone number and address listed on the back cover of this Letter of Transmittal.

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE OF THIS LETTER OF TRANSMITTAL) TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE AND EITHER CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE DEPOSITARY OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE, OR THE TENDERING STOCKHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

                        THE DEPOSITARY FOR THE OFFER IS:

                         ALPINE FIDUCIARY SERVICES, INC.


                  BY MAIL:                            BY FACSIMILE TRANSMISSION                            BY HAND:
                                                  (FOR ELIGIBLE INSTITUTIONS ONLY):
      Alpine Fiduciary Services, Inc.                                                            17 State Street - 28th Floor
  c/o Georgeson Shareholder Communications                  (201) 559-1162                            New York, NY 10004
                    Inc.                                                                              Attn: Mark Zimkind
               P.O. Box 2065                        CONFIRM FACSIMILE TRANSMISSION
            South Hackensack, NJ                            BY TELEPHONE:
                 07606-9974
                                                            (201) 460-2213


                                                        BY OVERNIGHT COURIER:

                                                          111 Commerce Road
                                                         Carlstadt, NJ 07072
                                                       Attn: Reorg. Department


                     THE INFORMATION AGENT FOR THE OFFER IS:

                   [GEORGESON SHAREHOLDER COMMUNICATIONS LOGO]

                    GEORGESON SHAREHOLDER COMMUNICATIONS INC.
                           17 State Street, 10th Floor
                            New York, New York 10004

                        Banks and Brokers: (212) 440-9800
                    All Others Call Toll Free: (800) 223-2064


                      THE DEALER MANAGER FOR THE OFFER IS:

                     [GEORGESON SHAREHOLDER SECURITIES LOGO]

                  GEORGESON SHAREHOLDER SECURITIES CORPORATION
                           17 State Street, 10th Floor
                            New York, New York 10004

                        Banks and Brokers: (212) 440-9800
                    All Other Call Toll Free: (800) 445-1790

                                FEBRUARY 20, 2002